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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)   September 9, 2005 (September 8, 2005)
                                                 -----------------------------------------
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                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                              Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

         1-11953                                         98-0160660
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(Commission File Number)                      (IRS Employer Identification No.)

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 Plaza 2000 Building, 50th Street, 8th Floor, P.O. Box 0816-01098,               Panama, Republic of Panama
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         (Address of Principal Executive Offices)                                      (Zip Code)
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                                 +50-7-213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

     On September 8, 2005, Willbros Group, Inc. announced that it is soliciting consents from the holders of its 2.75% Convertible Senior Notes due 2024 (the "Notes"). A copy of the press release announcing the commencement of the solicitation and a copy of the consent solicitation statement are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in this Item 8.01 by reference.

     This current report on Form 8-K is not a solicitation of consents with respect to the Notes. The solicitation will be made solely by the consent solicitation statement and related letter of consent.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit     Description of Document
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99.1        Press release of Willbros Group, Inc. dated September 8, 2005

99.2        Form of consent solicitation statement dated September 8, 2005


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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WILLBROS GROUP, INC.


Date:  September 9, 2005                    By:    /s/ Warren L. Williams
                                               ---------------------------------
                                                 Warren L. Williams
                                                 Senior Vice President,
                                                 Chief Financial Officer and
                                                 Treasurer


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                                  EXHIBIT INDEX


Exhibit       Description of Document
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99.1          Press release of Willbros Group, Inc. dated September 8, 2005

99.2          Consent solicitation statement dated September 8, 2005